Other Liabilities	12 Months Ended
Mar. 31, 2019
Disclosure Of Other Liabilities [Abstract]
Other Liabilities
17.	OTHER LIABILITIES

					March 31,
		March 31, 2019			2018
	Notes	Current	Long-term	Total	Total

Acquisition consideration related liabilities		$22,176	$87,747	$109,923	$-
Minimum royalty obligations		3,445	24,392	27,837	-
Due to former shareholders of S&B	27(a)(vii)	21,447	-	21,447	-
Provision for onerous leases		12,700	-	12,700	-
Settlement liability	17(a)	11,980	16,631	28,611	-
Put liabilities	17(b)	-	6,400	6,400	61,150
Other		9,666	5,234	14,900	900

Total		$81,414	$140,404	$221,818	$62,050

(a) Settlement liability

During the year ended March 31, 2019, the Company reached a settlement with certain co-investors in Bedrocan Brasil S.A. and Entourage Phytolab S.A. to facilitate organizational changes to support the Company’s growth in Latin America. Under the terms of the agreement the Company agreed to make cash payments totaling $25,185 and a final payment equal to 1.2% of the fair value of the Company’s Latin American business as of June 30, 2023. The fair value of the settlement was estimated to be $28,611 and was recorded as an expense. The final payment would represent a derivative liability that will initially be measured at fair value and subsequently remeasured to its fair value at the end of each reporting period, with changes in the fair value recorded through net income (loss).

(b) Put liabilities

At March 31, 2019 the put liabilities balance was comprised of the Vert Mirabel Put Liability (Note 27(c)(iv)) with a fair value of $6,400. At March 31, 2018, the put liabilities balance was comprised of the BC Tweed Put Liability (Note 27(b)) with a fair value of $56,300 and the Vert Mirabel Put Liability with a fair value of $4,850.